SUBSCRIPTION AGREEMENT

      SUBSCRIPTION AGREEMENT ("Subscription Agreement") made as of this 31st day of January, 2005, by and among Bluestone Ventures Inc., a Nevada corporation (the "Company"), Amerasia Technology, Inc., a California corporation ("Amerasia"), as General Partner of Electronic Sensor Technology, L.P., a California limited partnership ("EST"), and the undersigned (the "Subscriber").

      WHEREAS, the Company, Amerasia, L&G Sensor Technology, Inc., a California corporation (L&G"), Ameritech SDN BHD, a Malaysian corporation ("Ameritech"), and newly formed subsidiaries of the Company are parties to a certain Agreement of Merger and Plan of Reorganization, dated as of January 31, 2005 (the "Merger Agreement"), pursuant to which (i) Amerasia will acquire a 4% interest in EST from Ameritech, (ii) following such acquisition, Amerasia Acquisition and L&G Acquisition will merge with and into Amerasia and L&G, the holders of 100% of the equity interests in EST, with Amerasia and L&G being the respective surviving company in such mergers, and each of Amerasia and L&G will become a direct wholly-owned subsidiary of the Company, (iii), EST will become an indirect wholly-owned subsidiary of the Company, (iv) the existing Amerasia stockholders will receive 11,000,000 shares of common stock of the Company as consideration for the merger (the "Merger"), and (v)the existing L&G stockholder will receive 9,000,000 shares of common stock of the Company as consideration for the Merger; and immediately after the effective time of the Merger (the "Closing Date"), the Company will change its name to Electronic Sensor Technology, Inc. (or other similar name) and will assume, through EST, its business and operations.

      WHEREAS, to facilitate the Merger, and as a condition to the closing of the Merger, the Company intends to issue, in a private placement transaction (the "Offering") pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), 3,000,000 Units ("Units") of the Company with each Unit comprised of one share of the Company's common stock, par value $0.001 per share ("Common Stock"), and one warrant to purchase one share of Common Stock at a purchase price of $1.00 per share for three years, on the terms and conditions hereinafter set forth, and the Subscriber desires to acquire that number of Units set forth on the signature page hereof.

      NOW, THEREFORE, and in consideration of the premises and the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, do hereby agree as follows:

      1. Subscription Procedure

      1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at a price of $1.00 per Unit (the "Purchase Price"). The Company agrees to sell such Units to the Subscriber for the Purchase Price.

      1.2 The subscription period will begin as of January 10, 2005, and will terminate (if the Closing Date has not earlier occurred) at 5:00 PM Eastern Standard Time on January 15, 2005, unless extended by the Company and Amerasia for up to an additional 90 days (the "Termination Date"). The minimum dollar amount of Units that may be purchased by the Subscriber is $25,000 unless Amerasia and the Company waive the minimum purchase requirement. The consummation of the Offering is subject to the satisfaction of a number of conditions, as further described in the Offering Memorandum, one or more of which conditions may not occur.

      1.3 The Purchase Price will be placed in escrow pursuant to an escrow agreement by and among, the Company, Amerasia and Gottbetter & Partners, LLP, as escrow agent (the "Escrow Agreement") and shall be paid over to the Company at the closing of the purchase of the Units in the Offering (the "Closing") to occur on the Closing Date.

      1.4 The certificates for the Common Stock and warrants underlying the Units bearing the name of the Subscriber will be delivered by the Company no later than fifteen (15) days following the Closing Date. The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the residential or business address indicated in the Investor Questionnaire attached hereto as Exhibit A (the "Investor Questionnaire").

      1.5 The Purchase Price for the Units purchased hereunder shall be paid only by (i) certified check, payable to Gottbetter & Partners, LLP, as escrow agent or (ii) by wire transfer to Gottbetter & Partners, LLP pursuant to the following instructions:


         BANK: CITIBANK, N.A., 330 Madison Avenue, New York, New York

         ABA:  021000089

         BENEFICIARY:  Gottbetter & Partners, LLP

         ACCOUNT:  49061322

         REFERENCE:  "EST - [insert your name]"


Gottbetter & Partners Accounting Contact: Vincent DiPaola (212) 400-6916 [vdp@gottbetter.com]

      1.6 The Company and Amerasia may, in their sole discretion, reject any subscription, in whole or in part, or terminate or withdraw the Offering in its entirety at any time prior to a closing thereof. The Company shall not be required to allocate Units among investors on a pro rata, or any other, basis in the event of over-subscription therefor.

      2. Representations and Covenants of Subscriber

      2.1 The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) the Company will need additional capital but has no assurance of obtaining such additional necessary capital; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units;
(iii) an investor may not be able to liquidate his investment; (iv) transferability of the Units and the underlying warrants and Common Stock is extremely limited; and (v) an investor could sustain the loss of his entire investment.

      2.2 The Subscriber represents that he is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Act, as indicated by his responses to the Investor Questionnaire, and that he or it is able to bear the economic risk of an investment in the Units. The Subscriber must complete the Investor Questionnaire to enable the Company and Amerasia to assess the Subscriber's eligibility for the Offering.

      2.3 The Subscriber acknowledges that he has prior investment experience, including investment in non-listed and non-registered securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company or Amerasia both to him and to all other prospective investors in the Units and to evaluate the merits and risks of such an investment on his behalf, and that he recognizes the highly speculative nature of this investment.

      2.4 The Subscriber hereby represents that he has been furnished or given access by the Company or EST during the course of this Offering with or to all information regarding the Company and EST and their respective financial conditions and results of operations which he had requested or desired to know; that all documents which could be reasonably provided have been made available for his inspection and review; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company and EST concerning the terms and conditions of the Offering, and any additional information which he had requested.

      2.5 The Subscriber acknowledges that this Offering of Units may involve tax consequences. The Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Units.

      2.6 The Subscriber acknowledges that this Offering of Units has not been reviewed or approved by the United States Securities and Exchange Commission ("SEC") because the Offering is intended to be a nonpublic offering pursuant to
Section 4(2) of the Act. The Subscriber represents that the Units are being purchased for his own account, for investment and not for distribution or resale to others. The Subscriber agrees that he will not sell or otherwise transfer the Units or the underlying warrants or Common Stock unless it is registered under the Act or unless an exemption from such registration is available and, upon the Company's request, the Company receives an opinion of counsel reasonably satisfactory to the Company confirming that an exemption from such registration is available for such sale or transfer.

      2.7 The Subscriber understands that neither the Units nor the underlying warrants or Common Stock have been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his investment intention. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to distribute would represent a purchase with an intent inconsistent with his representation to the Company, and the SEC might regard such a distribution as a deferred sale to which such exemption is not available.

      2.8 The Subscriber understands that Rule 144 ("Rule 144") promulgated under the Act requires, among other conditions, a one year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering, such as the Offering, without having to satisfy the registration requirements under the Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or its dissemination to the public of any current financial or other information concerning the Company, as is required by Rule 144 as one of the conditions of its availability. The Subscriber consents that the Company may, if it desires, permit the transfer of the Units, the underlying warrants and the Common Stock out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the

Act or any applicable state "blue sky" laws (collectively, "Securities Laws"). The Subscriber agrees to hold the Company, Amerasia and their respective directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him contained herein or in the Investor Questionnaire or any sale or distribution by the undersigned Subscriber in violation of any Securities Laws.

      2.9 The Subscriber consents to the placement of one or more legends on any certificate or other document evidencing his Units and the underlying warrants and Common Stock stating that it has not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

      2.10 The Subscriber understands that the Company and Amerasia will review this Subscription Agreement and the Investor Questionnaire and are hereby given authority by the undersigned to call his bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company and Amerasia reserve the unrestricted right to reject or limit any subscription and to close the offer at any time.

      2.11 The Subscriber hereby represents that the address of Subscriber furnished by him at the end of this Subscription Agreement and in the Investor Questionnaire is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

      2.12 The Subscriber acknowledges that if the Subscriber is a Registered Representative of a National Association of Securities Dealers, Inc. ("NASD") member firm, he must give such firm the notice required by the NASD Conduct Rules, or any applicable successor rules of the NASD, receipt of which must be acknowledged by such firm on the signature page hereof. The Subscriber shall also notify the Company if the Subscriber or any affiliate of Subscriber is a registered broker-dealer with the SEC, in which case the Subscriber represents that the Subscriber is purchasing Units in the ordinary course of business and, at the time of purchase of the Units, has no agreements or understandings, directly or indirectly, with any person to distribute the Units or the underlying warrants or Common Stock or any portion thereof.

      2.13 The Subscriber hereby represents that no representations or warranties have been made to the Subscriber by either the Company or Amerasia or their agents, employees or affiliates and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

      2.14 The Subscriber agrees that he will purchase securities in the Offering only if his intent at such time is to make such purchase for investment purposes and not with a view toward resale.

      2.15 If the undersigned Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Units and the underlying warrants and Common Stock; and (iii) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

      2.16 If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Units or the underlying warrants or Common Stock. Such Subscriber's subscription and payment for, and his or her continued beneficial ownership of the Units or the underlying warrants or Common Stock will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

      2.17 The undersigned hereby covenants and agrees that it will not have an open position (e.g., short sale) in the Units or the underlying warrants or Common Stock prior to the Registration Statement (as defined below) being declared effective by the SEC with the intent of covering such open position with Units, warrants or Common Stock being registered in the Registration Statement. The undersigned hereby acknowledges and understands that the SEC has taken the position that such an open position would constitute a violation of
Section 5 of the Act. 2.18 The Subscriber acknowledges that (i) he may learn or become aware of material, non-public information concerning the Company within the meaning of Regulation FD promulgated by the SEC, and (ii) the Subscriber is obtaining such material, non-public information solely for the purpose of considering whether to purchase the Units pursuant to a private placement that is exempt from registration under the Act. In accordance with Regulation FD, the Subscriber agrees to keep such information confidential and not to disclose it to any other person or entity except the Subscriber's legal counsel, other advisors and other representatives who have agreed to (X) keep such information confidential, (Y) use such information only for the purpose set forth above, and
(Z) comply with applicable securities laws with respect to such information. In addition, the Subscriber further acknowledges that the Subscriber and such legal counsel, other advisors and other representatives are prohibited from trading in the Company's securities while in possession of material, non-public information and agrees to refrain from purchasing or selling securities of the Company until such material, non-public information has been publicly disseminated by the Company. The Subscriber agrees to indemnify and hold harmless the Company and Amerasia and EST and their respective officers, directors, employees, subsidiaries and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the Subscriber, or the Subscriber's breach of, or failure to comply with, any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to the Company or its officers, directors, employees or affiliates or each other person, if any, who controls any of the foregoing in connection with this transaction.

      2.19 The Subscriber understands and acknowledges that (i) the Units are being offered and sold to Subscriber without registration under the Act in a private placement that is exempt from the registration provisions of the Act under Section 4(2) of the Act and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and such Subscriber hereby consents to such reliance.

      3. Representations by the Company, Amerasia and EST

            Except as set forth in the reports filed by the Company pursuant to the Exchange Act (the "SEC Reports"), each of the Company and, as applicable, Amerasia and EST severally represent and warrant to the Subscriber that:

      3.1 Organization and Authority. The Company, Amerasia and EST, and each of their respective subsidiaries, (i) is a corporation or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (ii) has all requisite corporate or limited partnership power and authority to own, lease and operate its properties and to carry on its business as presently conducted, and (iii) has all requisite corporate or limited partnership power and authority to execute, deliver and perform their obligations under this Subscription Agreement and the Offering Documents being executed and delivered by it in connection herewith, and to consummate the transactions contemplated hereby and thereby.

      3.2 Qualifications. The Company, Amerasia, EST, and each of their respective subsidiaries, is duly qualified to do business as a foreign corporation or other entity and is in good standing in all jurisdictions where such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, Amerasia and EST, and each of their respective subsidiaries, taken as a whole.

      3.3 Capitalization of the Company. The capitalization of the Company as of September 30, 2004, is as described in the Company's Form 10-QSB for the nine months ended September 30, 2004. The Company has not issued any capital stock since such date other than pursuant to the conversion or exercise of outstanding common stock equivalents or as contemplated by the Merger Agreement. No person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Offering Documents. Except as a result of the purchase and sale of the Units, as contemplated in the Merger Agreement or as disclosed in the SEC Reports, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire from the Company, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Units will not obligate the Company to issue shares of Common Stock or other securities to any person (other than the Subscribers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. None of the outstanding shares of Common Stock or options, warrants, or rights or other securities entitling the holders to acquire Common Stock has been issued in violation of the preemptive rights of any security holder of the Company. No holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement (as defined below). The Units and the underlying warrants to be issued to the Subscriber has been duly authorized, and when issued and paid for in accordance with this Subscription Agreement will be valid obligations of the Company, and the Common Stock to be issued to the Subscriber has been duly authorized, and when issued and paid for in accordance with this Subscription Agreement will be duly and validly issued, fully paid and non-assessable. The Common Stock is eligible for quotation on the NASD OTC Bulletin Board, the Company and the Common Stock meet the criteria for continued quotation and trading on the OTC Bulletin Board, and no suspension of trading in the Common Stock is in effect.

      3.4 Corporate Authorization. This Subscription Agreement, assuming due execution and delivery by the Subscriber, when executed and delivered by the Company and Amerasia, will be, a valid and binding obligation of the Company and Amerasia enforceable in accordance with its terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

      3.5 Non-Contravention. The execution and delivery of this Subscription Agreement by the Company and Amerasia, the issuance of the Units and the warrants and Common Stock underlying the Units and the completion by the Company and Amerasia of the other transactions contemplated by the Merger Agreement do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any provision of the articles of incorporation or by-laws or similar instruments of the Company or Amerasia or EST or their respective subsidiaries, (ii) conflict with or result in a breach by the Company or Amerasia or EST or their respective subsidiaries of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or Amerasia or EST or their respective subsidiaries pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or Amerasia or EST or any of their respective subsidiaries is a party or by which the Company or Amerasia or EST or any of their respective subsidiaries or any of their respective properties or assets are bound or affected, in any such case which would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, Amerasia and EST and their respective subsidiaries, taken as a whole, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or Amerasia or EST or any of their respective subsidiaries or any of their respective properties or assets which would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, Amerasia, and EST and their respective subsidiaries, taken as a whole, or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company, Amerasia or EST or their respective subsidiaries to own or lease and operate any of its properties and to conduct any of its business or the ability of the Company, Amerasia or EST or any of their respective subsidiaries to make use thereof.

      3.6 Information Provided. The Company hereby represents and warrants to the Subscriber that the SEC Reports and any other information provided by or on behalf of the Company to the Subscriber in connection with the transactions contemplated by this Subscription Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, it being understood that for purposes of this Section 3.6, any statement contained in such information shall be deemed to be modified or superseded for purposes of this Section 3.6 to the extent that a statement in any document included in such information which was prepared and furnished to the Subscriber on a later date or filed with the SEC on a later date modifies or replaces such statement, whether or not such later prepared and furnished or filed statement so states. Amerasia hereby represents and warrants to the Subscriber that any information provided by or on behalf of Amerasia or EST to the Subscriber in writing in connection with the transactions contemplated by this Subscription Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

      3.7 Absence of Certain Proceedings. Except as disclosed in the SEC Reports, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body, or governmental agency pending or, to the knowledge of the Company or Amerasia, threatened against or affecting the Company or Amerasia or EST or any of their respective subsidiaries, in any such case wherein an unfavorable decision, ruling or finding would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, Amerasia or EST, or which could adversely affect the validity or enforceability of, or the authority or ability of the Company, Amerasia or EST to perform its obligations under, the Offering Documents; and to the best of the Company's, Amerasia's and EST's knowledge there is not pending or contemplated any, and there has been no, investigation by the SEC involving the Company, Amerasia or EST or any of their current or former directors or officers.

      3.8 Compliance with Law. Neither the Company nor Amerasia nor EST nor any of their respective subsidiaries is in violation of or has any liability under any statute, law, rule, regulation, ordinance, decision or order of any governmental agency or body or any court, domestic or foreign, except where such violation or liability would not individually or in the aggregate have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole; and to the knowledge of the Company, Amerasia and EST there is no pending investigation which would reasonably be expected to lead to such a claim.

      3.9 Tax Matters. The Company, Amerasia and EST and each of their respective subsidiaries has filed all federal, state and local income and franchise tax returns required to be filed and has paid all taxes shown by such returns to be due, and no tax deficiency has been determined adversely to the Company, Amerasia or EST or any of their respective subsidiaries which has had (nor does the Company or Amerasia or EST or any of their respective subsidiaries have any knowledge of any tax deficiency which, if determined adversely to the Company or Amerasia or any of their respective subsidiaries, might have) a material adverse effect on the business, properties, operations, condition (financial or other), results of operations, or prospects of the Company or Amerasia or any of their respective subsidiaries, taken as a whole.

      4. "Piggy-Back" and "Demand" Registration Rights.

      4.1 "Piggy-Back" Registration Right. Subject to Section 4.5 et seq., should the Company decide to register any of its Common Stock or securities convertible into or exchangeable for Common Stock under the Securities Act (a "Registration") on a form that is suitable for an offering of shares of Common Stock by the Company or by third parties and that is not a registration solely to implement an employee benefit plan on Commission Form S-8, a registration statement on Commission Form S-4 (or successor form) or a transaction to which Rule 145 or any other similar rule of the Commission is applicable (such form, a "Registration Statement"), the Company shall give written notice to the Subscribers of its intention to effect such a Registration. Subject to Section
4.2 below, the Company shall use all reasonable efforts to effect Registration under the Securities Act of all Units and the underlying warrants and Common Stock ("Registrable Securities") that the Subscribers request be included in such Registration by a written notice delivered to the Company within thirty
(30) days after the notice given by the Company. Each of the Holders agrees that any Registrable Securities which such Subscriber requests to be included in a Registration pursuant to this Section 4 shall be included by the Company on the same form of Registration Statement as selected for the Registration.

      4.2 If a Registration involves an underwritten offering, the Company shall not be required to register securities in excess of the amount that the principal underwriter reasonably and in good faith recommends in writing for inclusion in such offering (a "Cutback"), a copy of which recommendation, and supporting reasoning, shall be delivered to each Subscriber. If such a Cutback occurs, the number of shares that are entitled to be included in the Registration and underwriting shall be allocated in the following manner: (i) first, to the Company for any securities it proposes to sell for its own account, (ii) second, to any Person with demand registration rights requiring such registration, and (iii) third, to the Subscribers and other holders of Company securities with piggy-back registration rights requesting inclusion in the Registration, pro rata among the respective holders thereof on the basis of the number of shares for which each such requesting holder has requested registration.

      4.3 If the Registration of which the Company gives notice is for an underwritten public offering, the Company shall so advise the Subscribers as a part of the written notice given pursuant to Section 4.1. In such event, the right of any Subscriber to have its Registrable Securities included in the Registration pursuant to this Section 4 shall be conditioned upon such Subscriber's participation in such underwriting and the inclusion of such Subscriber's Registrable Securities in the underwriting to the extent provided herein. All Subscribers proposing to distribute their securities through such underwriting shall (together with the Company and its other security holders with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriters or the managing underwriter selected by the Company.

      4.4 If the Company elects to terminate any Registration after a Registration Statement for such Registration shall have been filed, the Company will have no obligation to register the Registrable Securities that the Subscribers sought to have included in such Registration. The Company shall bear all Registration Expenses of the Subscribers in connection with any Registration. All underwriting discounts, selling commissions and expense allowances applicable to the sale by Subscriber of Registrable Securities and all fees and disbursements of counsel for the Subscriber shall be borne by the Subscriber.

      4.5 "Demand" Registration Right. Notwithstanding the provisions of Section
4.1 through and including Section 4.4 hereof, at any time after 120 days after the Closing Date, upon one (1) occasion only, upon the election of those owning not less than 50% of those outstanding Registrable Securities, the Subscriber may demand registration under the Securities Act ("Demand Registration") for an offering of all or any portion of the Registrable Securities by sending written notice of the demand to the Company. Such notice shall specify the number of the Registrable Securities sought to be registered. The Company will then use its commercial best efforts to file with the Securities and Exchange Commission (the "SEC"), at the earliest possible date ("Filing Date") but no later than sixty
(60) days following such a demand, a registration statement for the Demand Registration. The Company shall use reasonable best efforts to cause such Demand Registration Statement to become effective within one hundred and fifty (150) days after the date so filed with the Securities and Exchange Commission. Failure to timely file the Demand Registration Statement or obtain its effectiveness within 150 days of the Filing Date shall require the Company to make a cash payment, as liquidated damages, to the Subscriber of 1% of the Purchase Price of the Common Stock sold to the Subscriber under this Subscription Agreement per month for each full calendar month of such failure. After the Filing Date and prior to the date the Registration Statement is declared effective, the Company shall not file with the SEC any other new registration statement under the Securities Act, other than a Form S-4 or a Form S-8 registration statement, with respect to any securities of the Company.

      4.6 Registration of Other Securities. Whenever the Company shall effect a Demand Registration, no shares of Common Stock owned by other stockholders of the Company other than the Registrable Securities shall be included among the shares of Common Stock covered by such registration statement other than shares of Common Stock issued in connection with additional financing of up to $7.0 million subsequent to the Closing Date or unless the Purchaser shall have consented in writing to the inclusion of such other shares of Common Stock.

      4.7 Expenses. The Company will pay all of the registration expenses of the Subscribers in connection with any Demand Registration. All underwriting discounts, selling commissions and expense allowances applicable to the sale by Subscriber of Registrable Securities and all fees and disbursements of counsel for the Subscriber shall be borne by the Subscriber.

      4.8 Indemnification.

            (a) To the extent permitted by law the Company will indemnify each Subscriber, each of its officers, directors, agents, employees and partners, and each person controlling such Subscriber, with respect to each registration, qualification or compliance effected pursuant to this Subscription Agreement, and each underwriter, if any, and each person who controls any underwriter, and their respective counsel against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document prepared by the Company (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Subscriber, each of its officers, directors, agents, employees and partners, and each person controlling such Subscriber, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omissions) based upon written information furnished to the Company by such Subscriber or underwriter; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Subscriber, partner, officer, director, employee, agent, underwriter or controlling person of such Subscriber, provided, however, that the obligations of the Company hereunder shall be limited to an amount equal to the portion of net proceeds represented by the Registrable Securities pursuant to this Subscription Agreement.

            (b) To the extent permitted by law, each Subscriber whose Registrable Securities are included in any registration, qualification or compliance effected pursuant to this Subscription Agreement will indemnify the Company and Amerasia and their respective directors, officers, agents, employees, subsidiaries, affiliates and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Act and the rules and regulations thereunder, each other such Subscriber and each of their officers, directors, partners, agents and employees, and each person controlling such Subscriber, and their respective counsel against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and Amerasia and such Subscribers, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses as they are reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Subscriber; provided, however, that the obligations of any Subscriber hereunder shall be limited to an amount equal to the net proceeds to such Subscriber from Registrable Securities sold under such registration statement, prospectus, offering circular or other document as contemplated herein; provided, further, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Subscriber, which consent shall not be unreasonably withheld or delayed.

            (c) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld or delayed), and the Indemnified Party may participate in such defense at such Indemnified Party's expense; and provided further that if any Indemnified Party reasonably concludes that there may be one or more legal defenses available to it that are not available to the Indemnifying Party, or that such claim or litigation involves or could have an effect on matters beyond the scope of this Subscription Agreement, then the Indemnified Party may retain its own counsel at the expense of the Indemnifying Party; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Subscription Agreement unless and only to the extent that such failure to give notice results in material prejudice to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

            (d) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      4.9 Transfer or Assignment of Registration Rights. The benefits to the Subscriber hereunder may be transferred or assigned by the Subscriber to a permitted transferee or assignee of any of the Registrable Securities, provided that the Company is given written notice that such right has been transferred, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; provided further that the transferee or assignee of such rights shall be deemed to have assumed the obligations of the Subscriber under this Subscription Agreement by the acceptance of such assignment and shall, upon request from the Company, evidence such assumption by delivery to the Company of a written agreement assuming such obligations of the Subscriber.

      4.10 Registration Procedures. In the case of the registration effected by the Company pursuant to this Subscription Agreement, the Company will keep the Subscriber advised in writing as to the initiation of each registration and as to the completion thereof. The Company will:

            (a) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of securities covered by such registration statement;

            (b) Respond as promptly as reasonably practicable to any comments received from the SEC with respect to a registration statement or any amendment thereto;

            (c) Notify the Subscriber as promptly as reasonably practicable and (if requested by any such person) confirm such notice in writing no later than one trading day following the day (A) when a prospectus or any prospectus supplement or post-effective amendment to a registration statement is proposed to be filed and (B) with respect to a registration statement or any post-effective amendment, when the same has become effective;

            (d) Furnish such number of prospectuses and other documents incident thereto, including supplements and amendments, as the Subscriber may reasonably request;

            (e) Furnish to the Subscriber, upon request, a copy of all documents filed with and all correspondence from or to the SEC in connection with any such registration statement other than non-substantive cover letters and the like, to the extent such items do not constitute material, non-public information;

            (f) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a registration statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment; and

            (g) Use its reasonable best efforts to comply with all applicable rules and regulations of the SEC.

Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Subscriber in writing of the existence of an event or circumstance that is not disclosed in the Registration Statement and that may have a material effect on the Company or its business (a "Potential Material Event"), the Subscriber shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Company notifies the Subscriber that such Potential Material Event either has been added to the Registration Statement by amendment or supplement or no longer constitutes a Potential Material Event; provided, that the Company may not so suspend the right of Subscriber for more than 120 days in the aggregate.

      4.11 Statement of Beneficial Ownership. The Company may require the Subscriber to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Subscriber and the controlling person thereof and any other such information regarding the Subscriber, the Registrable Securities held by the Subscriber and the intended method of disposition of such securities as shall be reasonably required with respect to the registration of the Subscriber's Registrable Securities. The Subscriber hereby understands and agrees that the Company may, in its sole discretion, exclude the Subscriber's shares of Common Stock from the Registration Statement in the event that the Subscriber fails to provide such information within ten
(10) trading days of the request therefor by the Company.

      4.12 Compliance. Subscriber covenants and agrees that such Subscriber will comply with the prospectus delivery requirements of the Act as applicable to such Subscriber in connection with sales of Registrable Securities pursuant to the Registration Statement required hereunder.

      5. Miscellaneous

      5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at Bluestone Ventures, Inc. at 11940 Old Yale Road, Surrey, British Columbia, Canada V3V 3X3 Attention: Edward Wong, with a copy to (which copy shall not be deemed to provide notice) Gottbetter & Partners, LLP, 488 Madison Avenue, 12th Floor, New York, New York 10022, Attention: Adam Gottbetter, Esq., prior to the Merger. Following the Merger, any communication shall be sent by registered or certified mail, return receipt requested, addressed to the Company at Electronic Sensor Technology, 1077 Business Center Circle, Newbury Park, California 91320, with a copy to Richardson & Patel LLP, 10900 Wilshire Boulevard, Suite 500, Los Angeles, California 90024, Attention: Ryan S. Hong, Esq., and to the Subscriber at his address indicated on the signature page of this Subscription Agreement. Notices shall be deemed to have been given three (3) business days after the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

      5.2 This Subscription Agreement may be amended through a written instrument signed by the Subscriber, Amerasia and the Company; provided, however, that the terms of Section 4 of this Subscription Agreement may be amended without the consent or approval of the Subscriber so long as such amendment applies in the same fashion to the subscription agreements of all of the other subscribers for Units in the Offering and at least holders of a majority of the Units sold in the Offering have given their approval of such amendment, which approval shall be binding on all holders of Units.

      5.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

      5.4 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York.

      5.5 This Subscription Agreement may be executed in counterparts. It shall not be binding upon the Company and Amerasia unless and until it is accepted by the Company and EST. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add or to delete other persons as subscribers.

      5.6 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

      5.7 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

      5.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

      5.9 The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law, provided that the Company may provide information relating to the Subscriber as required in any registration statement under the Act that may be filed by the Company pursuant to the requirements of this Subscription Agreement.

      5.10 The obligation of the Subscriber hereunder is several and not joint with the obligations of any other subscribers for the purchase of Common Stock in the Offering (the "Other Subscribers"), and the Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscribers. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by the Subscriber pursuant hereto, shall be deemed to constitute the Subscriber and the Other Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscriber and the Other Subscribers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Subscription Agreement. The Subscriber shall be entitled to protect and enforce the Subscriber's rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber to be joined as an additional party in any proceeding for such purpose. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. The Subscriber is not acting as part of a "group" (as that term is used in Section 13(d) of the 1934
Act) in negotiating and entering into this Subscription Agreement or purchasing the Common Stock or acquiring, disposing of or voting any of the underlying shares of Common Stock or the Warrant Shares. The Company hereby confirms that it understands and agrees that the Subscriber is not acting as part of any such group.

                            [SIGNATURE PAGE FOLLOWS]

              IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.


------------------------------              ------------------------------------
Signature of Subscriber                     Signature of Co-Subscriber

------------------------------              ------------------------------------
Name of Subscriber                          Name of Co-Subscriber
[please print]                              [please print]

------------------------------              ------------------------------------
Street Address of Subscriber                Street Address of Co-Subscriber

------------------------------              ------------------------------------
City, State and Zip Code of Subscriber      City, State and Zip Code of
                                            Co-Subscriber
------------------------------              ------------------------------------
Social Security or Taxpayer                 Social Security or Taxpayer
Identification Number of Subscriber         Identification Number of
                                            Co-Subscriber

------------------------------
Number of Shares of Common Stock
Subscribed For


Subscription Agreed to and Accepted by

BLUESTONE VENTURES INC.                      AMERASIA TECHNOLOGY, INC.

By:                                          By:
   ---------------------------------            --------------------------------
Name:                                        Name:
     -------------------------------              ------------------------------
Title:                                       Title:
      ------------------------------               -----------------------------
Date:                                        Date:
     -------------------------------              ------------------------------

ELECTRONIC SENSOR TECHNOLOGY, LP

By:      AMERASIA TECHNOLOGY, INC.,

Its General Partner

By:
   ---------------------------------
Name:                                        Name:
     -------------------------------              ------------------------------
Title:                                       Title:
      ------------------------------               -----------------------------
Date:                                        Date:
     -------------------------------              ------------------------------